SPDR® S&P 500® ETF TRUST

(the “Trust”)

(A Unit Investment Trust)

Supplement dated January 29, 2019

to the Prospectus dated January 17, 2019, as supplemented

Effective immediately, the seventeenth paragraph of the sub-section entitled “Redemption” within the section entitled “Purchases and Redemptions of Creation Units” on page 58 of the Prospectus is hereby deleted and replaced in its entirety as follows:

Placement of Redemption Orders Outside Clearing Process.     A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 1:00 p.m. New York time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.